UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2013 (June 18, 2013)

PROTEA BIOSCIENCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51474	20-2903252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

955 Hartman Run Road

Morgantown, West Virginia 26507

(Address of principal executive offices)

(304) 292-2226

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2013, the Board of Directors (the “Board”) of Protea Biosciences Group, Inc. (the “Company”) adopted a Certificate of Amendment, to become effective upon approval by the Company's stockholders of proposal three contained in the Company's proxy statement for the annual meeting of the Company held June 18, 2013 (the “Annual Meeting”) and filing with the Secretary of State of the State of Delaware. The Company's stockholders have approved proposal three and the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on June 24, 2013. The Certificate of Amendment solely includes a provision that increases the authorized number of shares of common stock that the Company may issue from 100 million shares to 200 million shares.

The preceding description of the Certificate of Amendment is subject to, and qualified in its entirety by, reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2013, the Annual Meeting of the Company was held for the purpose of considering and voting on:

1.	Election of ten directors to the Company’s Board to serve until the next annual meeting or until their successors have been duly elected and qualified;

2.	Ratification of the appointment of Malin, Bergquist & Company, LLP as the Company's independent auditor for the fiscal year ending December 31, 2013;

3.	Approval of a proposal to amend the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock that the Company may issue from 100 million shares to 200 million shares; and

4.	Approval of the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan.

At the close of business on May 30, 2013, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 42,048,147 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 28,423,709 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the directors were reelected and all other proposals submitted to the Company’s stockholders were approved.

The vote with respect to the election of the directors was as follows:

	FOR	AGAINST	ABSTAIN
Stephen Turner	28,344,203	67,006	12,500
Stanley Hostler	28,259,203	152,006	12,500
Steve Antoline	28,319,203	104,506	0
Leonard Harris	28,356,703	67,006	0
Ed Roberson	28,324,203	79,506	20,000
Scott Segal	26,690,080	139,506	1,594,123
Roderick Jackson	28,224,203	179,506	20,000
Andrew Zulauf	26,216,394	79,506	2,127,809
Johan M. (Thijs) Spoor	28,224,203	179,506	20,000
Josiah T. Austin	28,299,203	79,506	45,000

With respect to the proposal to ratify the appointment of Malin, Bergquist & Company, LLP as the Company's independent auditor for the fiscal year ending December 31, 2013, the vote was as follows:

FOR	AGAINST	ABSTAIN

28,371,209	32,500	20,000

With respect to the proposal to amend the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock that the Company may issue from 100 million shares to 200 million shares, the vote was as follows:

FOR	AGAINST	ABSTAIN

28,199,203	204,506	20,000

With respect to the proposal to approve the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan, the vote was as follows:

FOR	AGAINST	ABSTAIN

28,239,203	184,506	0

Item 9.01  Exhibits

(d) Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Protea Biosciences Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2013	PROTEA BIOSCIENCES GROUP, INC.

	By:	/s/ Stephen Turner
Stephen Turner
Chief Executive Officer